Exhibit (16)(i)

                     HARTFORD SERIES FUND, INC. (333-45431)

                                POWER OF ATTORNEY

                                 August 7, 2007

                Lynn S. Birdsong                 Robert M. Gavin
                Duane E. Hill                    Sandra S. Jaffee
                William P. Johnston              Thomas M. Marra
                Phillip O. Peterson              Lemma W. Senbet
                Lowndes A. Smith                 David M. Znamierowski

do hereby constitute and appoint as their attorneys-in-fact Edward P. Macdonald, Jill G. Powilatis and Michael G. Phillips to sign on their behalf the Registration Statement on Form N-14 relating to the proposed reorganization of Hartford International Stock HLS Fund into Hartford International Opportunities HLS Fund, and any amendments to the Registration Statement, including pre-effective amendments and post-effective amendments, with all exhibits thereto, and to file the same documents with the Securities and Exchange Commission relating to the above-referenced investment company.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of the date first written above.


/s/Lynn S. Birdsong                         /s/Robert M. Gavin
----------------------                      ------------------------
Lynn S. Birdsong                            Robert M. Gavin

/s/Duane E. Hill                            /s/Sandra S. Jaffee
----------------------                      ------------------------
Duane E. Hill                               Sandra S. Jaffee

/s/William P. Johnston                      /s/Thomas M. Marra
----------------------                      ------------------------
William P. Johnston                         Thomas M. Marra

/s/Phillip O. Peterson                      /s/Lemma W. Senbet
----------------------                      ------------------------
Phillip O. Peterson                         Lemma W. Senbet

/s/Lowndes A. Smith                         /s/David M. Znamierowski
----------------------                      ------------------------
Lowndes A. Smith                            David M. Znamierowski